EXHIBIT 10.6

                           SOFTWARE LICENSE AGREEMENT

This SOFTWARE LICENSE AGREEMENT (AGREEMENT) serial number QU-2005.03.17.61 (LICENSE NUMBER) made this 4th day of February, 2005 (EFFECTIVE DATE) by and between SCAM CO., LTD. (LICENSEE), having its principal place of business at 303, Gyenggi Venture Building 1017 Ingae-dong, Paldal-gu, Suwon-si, Gyeonggi-do, Korea and INGENIENT TECHNOLOGIES, INC. (LICENSOR), having its principal place of business at 1701 W. Golf Road, Tower-1 Suite 300, Rolling Meadows, Illinois
60008 U.S.A., is an addendum to QU-2004.03.10.61. All legal aspects of QU-2004.03.10.61 apply to QU-2005.03.17.61, and the terms of QU-2004.03.10.61 remain  unchanged.

In witness whereof, this AGREEMENT is accepted by the undersigned, who are respectively duly authorized representatives of LICENSEE and LICENSOR.


RECIPROCITY
-----------
LICENSOR should not license the same LICENSED MATERIALS contained in this AGREEMENT to other customers at lower ROYALTY FEE. If for whatever reason LICENSOR licenses the same LICENSED MATERIALS contained in this AGREEMENT to other customers at lower ROYALTY FEE, then LICENSOR should reduce LICENSEE's running ROYALTY FEE reasonably.


LICENSEE                      LICENSOR


By:                           By:
       ------------------            ------------------

Name:                         Name:  SAMI  LEVI
       ------------------
Title:                        Title: PRESIDENT  &  CEO
       ------------------
Date:                         Date:
       ------------------            ------------------


AUTHORIZED  DISTRIBUTOR


By:
       ------------------
Name:
       ------------------
Title:
       ------------------
Date:
       ------------------

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                     QUOTATION NUMBER: SLA- QU-2005.03.17.61
EXHIBIT 1            QUOTATION DATE: MARCH 20, 2005
-------------------  -----------------------------------------------------------------------
PRODUCT              DESCRIPTION
-------------------  -----------------------------------------------------------------------
                     MP4010-HDI-DM320 HOST-DSP BRIDGE
                     MP4010-MAF-DM320 MULTIMEDIA APPLICATION FRAMEWORK
                     MP4010-MAP-DM320 MULTIMEDIA APPLICATION FUNCTIONALITY DEMO PROGRAM
                     LICENSE TYPE:    SOURCE CODE
MP4010-PAC-DM320-10  DOCUMENTATION:   APPLICABLE API DOCUMENT AND USER'S GUIDE
-------------------  -----------------------------------------------------------------------
                     MP4020-TSD-DM320 MPEG-2 TRANSPORT STREAM DEMUX
                     MP4020-SYL-DM320 MPEG-4 SYNC LAYER
                     LICENSE TYPE:    SOURCE CODE
MP4020-PAC-DM320-15  DOCUMENTATION:   APPLICABLE API DOCUMENT
-------------------  -----------------------------------------------------------------------
                     MP4050-AUD-DM320 AUDIO INTERFACE SOFTWARE DRIVER FOR AIC23
                     MP4050-VDI-DM320 VIDEO INTERFACE SOFTWARE DRIVER FOR TVP5150
                     MP4050-HDD-DM320 HDD INTERFACE SOFTWARE DRIVER FOR NOTEBOOK HDD
                     MP4050-CFC-DM320 CFC INTERFACE SOFTWARE DRIVER
                     LICENSE TYPE:    OBJECT CODE
MP4050-PAC-DM320-10  DOCUMENTATION:   APPLICABLE USER'S GUIDE
-------------------  -----------------------------------------------------------------------
                     MP4040-JNS-DM320 JANUS DRM
                     LICENSE TYPE:    OBJECT CODE
                     DOCUMENTATION:   APPLICABLE USER'S GUIDE
MP4060-JNS-DM320-10  AVAILABILITY:    WITHIN 10 WEEKS FROM 1ST PAYMENT
-------------------  -----------------------------------------------------------------------
                     MPEG-4 SIMPLE PROFILE COMPLIANT VIDEO ENCODE AND DECODE
                     LICENSE TYPE:    OBJECT CODE
MP4110-COD-DM320-10  DOCUMENTATION:   APPLICABLE API DOCUMENT
-------------------  -----------------------------------------------------------------------
                     H.264 BASELINE PROFILE VIDEO DECODE
                     LICENSE TYPE:    OBJECT CODE
MP4140-DEC-DM320-10  DOCUMENTATION:   APPLICABLE API DOCUMENT
-------------------  -----------------------------------------------------------------------
                     DIVX VER 3.11(VGA),4.0(D1),5.0(D1) AND 5PRO (D1) COMPLIANT VIDEO DECODE
                     LICENSE TYPE:    OBJECT CODE
MP4161-DEC-DM320-10  DOCUMENTATION:   APPLICABLE API DOCUMENT
-------------------  -----------------------------------------------------------------------
                     XVID VIDEO DECODE
                     LICENSE TYPE:    OBJECT CODE
MP4165-DEC-DM320-10  DOCUMENTATION:   APPLICABLE API DOCUMENT
-------------------  -----------------------------------------------------------------------
                     MPEG-2 COMPLIANT VIDEO MP@ML DECODE
                     -----------------------------------------------------------------------
                     LICENSE TYPE: OBJECT CODE
MP4170-DEC-DM320-10  DOCUMENTATION: APPLICABLE API DOCUMENT
-------------------  -----------------------------------------------------------------------
                     MPEG-1 COMPLIANT VIDEO DECODE
                     LICENSE TYPE: OBJECT CODE
MP4175-DEC-DM320-10  DOCUMENTATION:   APPLICABLE API DOCUMENT
-------------------  -----------------------------------------------------------------------
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2001-2005  Ingenient  Techologies,INC  CONFIDENTIAL  INFORMATION
SLA-QU-2005.03.17.61

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                     QUOTATION NUMBER: SLA- QU-2005.03.17.61
EXHIBIT 1 (CONT)     QUOTATION DATE: MARCH 20, 2005
-------------------  -------------------------------------------------------------------------------
PRODUCT              DESCRIPTION
-------------------  -------------------------------------------------------------------------------
                     MICROSOFT WMV9.0 MP@LL COMPLIANT VIDEO DECODE
                     LICENSE TYPE:    OBJECT CODE
                     DOCUMENTATION:   APPLICABLE API DOCUMENT
                     NOTE:          THIS SOFTWARE INCLUDES TECHNOLOGY OWNED OR LICENSED BY MICROSOFT
                     LICENSING, INC. ("MICROSOFT") AND CANNOT BE RECEIVED, USED, OR
                     DISTRIBUTED BY LICENSEE WITHOUT A LICENSE FROM MICROSOFT.
                     CONTACT:       MICROSOFT CORPORATION;
                     ATTN: DMD LICENSING
                     ONE MICROSOFT WAY
                     REDMOND, WA 98051 USA
MP4181-DEC-DM320-10  EMAIL: WMLA@MICROSOFT.COM
-------------------  -------------------------------------------------------------------------------
                     JPEG COMPLIANT ENCODE AND DECODE WITH THUMBNAIL, ROTATION AND RESIZING
                     LICENSE TYPE:    OBJECT CODE
MP4190-COD-DM320-10  DOCUMENTATION:   APPLICABLE API DOCUMENT
-------------------  -------------------------------------------------------------------------------
                     BMP COMPLIANT DECODE WITH ROTATION AND SCALING
                     LICENSE TYPE:    OBJECT CODE
MP4193-DEC-DM320-10  DOCUMENTATION:   APPLICABLE API DOCUMENT
-------------------  -------------------------------------------------------------------------------
                     GIF COMPLIANT DECODE WITH ROTATION AND SCALING
                     LICENSE TYPE:    OBJECT CODE
MP4194-DEC-DM320-10  DOCUMENTATION:   APPLICABLE API DOCUMENT
-------------------  -------------------------------------------------------------------------------
                     G.726 COMPLIANT VOICE ENCODE AND DECODE
                     LICENSE TYPE:    OBJECT CODE
MP4226-COD-DM320-10  DOCUMENTATION:   APPLICABLE API DOCUMENT
-------------------  -------------------------------------------------------------------------------
                     MPEG-1 LAYER 3 COMPLIANT AUDIO ENCODE AND DECODE
                     LICENSE TYPE:    OBJECT CODE
MP4240-COD-DM320-10  DOCUMENTATION:   APPLICABLE API DOCUMENT
-------------------  -------------------------------------------------------------------------------
                     MPEG-1 LAYER 1 & 2 AUDIO DECODE
                     LICENSE TYPE: OBJECT CODE
MP4241-DEC-DM320-10  DOCUMENTATION: APPLICABLE API DOCUMENT
-------------------  -------------------------------------------------------------------------------
                     MP3PRO COMPLIANT AUDIO DECODE
                     LICENCE TYPE:    OBJECT CODE
MP4242-DEC-DM320-10  DOCUMENTATION:   APPLICABLE API DOCUMENT
-------------------  -------------------------------------------------------------------------------
                     OGG VORBIS AUDIO DECODE
                     LICENSE TYPE:    OBJECT CODE
MP4245-DEC-DM320-10  DOCUMENTATION:   APPLICABLE API DOCUMENT
-------------------  -------------------------------------------------------------------------------
                     MPEG-4 BSAC AUDIO DECODE
                     LICENSE TYPE:    OBJECT CODE
MP4262-DEC-DM320-10  DOCUMENTATION:   APPLICABLE API DOCUMENT
-------------------  -------------------------------------------------------------------------------
                     DOLBY AC-3 2CH. DOWNMIX DECODE
                     LICENSE TYPE:    OBJECT CODE
MP4270-DEC-DM320-10  DOCUMENTATION:   APPLICABLE API DOCUMENT
-------------------  -------------------------------------------------------------------------------
                     MICROSOFT WMA9.0 LEVEL 1 AND  2 COMPLIANT AUDIO DECODE
                     LICENCE TYPE:    OBJECT CODE
                     DOCUMENTATION:   APPLICABLE API DOCUMENT
                     NOTE:          THIS SOFTWARE INCLUDES TECHNOLOGY OWNED OR LICENSED BY MICROSOFT
                     LICENSING, INC. ("MICROSOFT") AND CANNOT BE RECEIVED, USED, OR
                     DISTRIBUTED BY LICENSEE WITHOUT A LICENSE FROM MICROSOFT.
                     CONTACT:       MICROSOFT CORPORATION;
                     ATTN: DMD LICENSING
                     ONE MICROSOFT WAY
                     REDMOND, WA 98051 USA
MP4280-DEC-DM320-10  EMAIL: WMLA@MICROSOFT.COM
-------------------  -------------------------------------------------------------------------------
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2001-2005  Ingenient  Techologies,INC  CONFIDENTIAL  INFORMATION
SLA-QU-2005.03.17.61

                                        3
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
                     QUOTATION NUMBER: SLA- QU-2005.03.17.61
EXHIBIT 1 (CONT)     QUOTATION DATE: MARCH 20, 2005
-------------------  ---------------------------------------------------------------------------
PRODUCT              DESCRIPTION
-------------------  ----------------------------------------------------------------------------
                     LINEAR PCM AUDIO DECODE
                     LICENSE TYPE:    OBJECT CODE
MP4290-DEC-DM320-10  DOCUMENTATION:   APPLICABLE API DOCUMENT
                     LICENSOR'S TARGET DEVICE HARDWARE REFERENCE DESIGN(QUANTITY 1)
                     SUPPORTING HDD, CFC INTERFACE AND LCD INTERFACE
MP4900-BRD-DM320-10  THIS PACKAGE INCLUDES SCHEMATICS AND GERBER PLOTS
-------------------  ---------------------------------------------------------------------------
                     SOFTWARE MAINTENANCE OF DM320 BASED LICENSED MATERIALS
MP4000-SMC-DM320-01  SOFTWARE UPDATES AND UPGRADES FOR A 12-MONTH PERIOD
-------------------  ---------------------------------------------------------------------------
MP4000-SUP-DM320-05  40 HOURS OF TELEPHONE/EMAIL BASED TECHNICAL SUPPORT PER LICENSED MATERIALS
-------------------  ---------------------------------------------------------------------------
                     3-BUSINESS DAY TECHNICAL TRAINING ON DM320 BASED LICENSED MATERIALS
                     TRAINING WILL BE HELD IN LICENSOR'S ROLLING MEADOWS, ILLINOIS
                     FACILITIES AND LICENSEE IS RESPONSIBLE FOR ALL TRAVEL COSTS FOR THIS
MP4000-TRN-DM320-03  TRAINING.
-------------------  ---------------------------------------------------------------------------
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2001-2005  Ingenient  Techologies,INC  CONFIDENTIAL  INFORMATION
SLA-QU-2005.03.17.61

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